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                                                                   EXHIBIT 10.27

                         Form of Stock Purchase Warrant

     This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold, offered for sale, hypothecated or otherwise disposed of (i) in the absence of a registration statement in effect with respect to the securities under such Act, or (ii) an opinion of counsel satisfactory to the Company that such registration is not required or (iii) pursuant to an exemption from registration under said Act.

     This Warrant and any shares acquired upon the exercise of this warrant are subject to the provisions of a Registration Rights Agreement dated as of March 20, 1995 by and among the Company and the investors named therein, a copy of which is on file at the offices of the Company.

                           GENOME THERAPEUTICS CORP.

                          Common Stock Purchase Warrant

No. W-___                                                         March 20, 1995

     GENOME THERAPEUTICS CORP., a Massachusetts corporation (the "Company"), for value received, hereby certifies that __________________________________________
the "Investor") or registered and permitted assigns, is entitled to purchase from the Company ______________ duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $.10 par value per share (the "Common Stock"), of the Company at the purchase price per share of $2.43 (the "Initial Warrant Price"), at any time or from time to time prior to 5:00 P.M., New York City time, on
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March 20, 2000 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

     This Common Stock Purchase Warrant is issued pursuant to the Stock and Warrant Purchase Agreement dated as of March 20, 1995 between the Company and the Investor.

     Certain capitalized terms used in this Warrant are defined in Section 10 hereof.

1.   EXERCISE OR CONVERSION OF WARRANT.

     1.1. Manner of Exercise or Conversion; Payment.

          1.1.1. Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 9.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated in such subscription by (b) the Warrant Price (as defined in Section 2.1 hereof), and such holder shall thereupon be entitled to receive the number of shares of Common Stock determined as provided in Section 2 hereof.

          1.1.2. Conversion. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Common Stock, during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 9.2(a) hereof, accompanied by a conversion notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive the same number of shares of Common Stock that such holder would receive if the Warrant were being exercised pursuant to
     Section 1.1.1 for the number of shares designated in the

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     conversion notice minus a number of shares equal to (x) the Warrant Price multiplied by (y) the number of shares designated in the conversion notice divided by (z) the Current Market Price.

     For all purposes of this Warrant (other than this Section 1.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Common Stock in accordance with the terms of this Section 1.1.2.

     1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 hereof shall be deemed to have become the holder or holders of record thereof.

     1.3. Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 7 hereof, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the business day next preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving

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     effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1 hereof.

2.   ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

     2.1. General; Number of Shares; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1 hereof, by the fraction of which (a) the numerator is the Initial Warrant Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this
Section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 2.

     2.2. Adjustment of Warrant Price. Except as provided in Section 2.6, in case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.3 or 2.4 hereof) without consideration or for a consideration (determined pursuant to Section 2.5 hereof) per share less than the lesser of (i) the Warrant Price in effect immediately prior to such issue or sale or (ii) the Current Market Price, then, and in each such case, subject to Section 2.8 hereof, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

          (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Warrant Price

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     or Current Market Price, as the case may be; and

          (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale.

     2.3. Treatment of Options and Convertible Securities. Except as provided in
Section 2.6, in case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as determined in accordance with the instrument(s) and other documents relating thereto) at any time issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading); provided, however, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.5 hereof) of such shares would be less than the lesser of (i) the Warrant Price then in effect or (ii) the Current Market Price on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be; and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

          (a) no further adjustment of the Warrant Price shall be made upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consequent issue or sale of Convertible Securities or shares of Common Stock;

          (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for

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     any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised, or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon (and effective as of) such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (i) in the case of Options or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for (A) the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for (B) the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional

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          consideration, if any, actually received by the Company upon such conversion or exchange, and

              (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 2.5 hereof) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

          (d) no readjustment pursuant to clause (b) or (c) above (either individually or cumulatively together with all prior readjustments as made in respect of such Options or Convertible Securities) shall have the effect of increasing the Warrant Price to a price higher than the Warrant Price that would have been in effect if such Options or Convertible Securities had never been issued, and in any event no such readjustment shall have the effect of increasing the Warrant Price to an amount greater than the Initial Warrant Price.

If the consideration provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Security shall be reduced, or the rate at which any Option is exercisable or any Convertible Security is convertible into or exchangeable for shares of Common Stock shall be increased, at any time under or by reason of provisions with respect thereto designed to protect against dilution, by agreement of the parties or otherwise, then, effective concurrently with each such change, the Warrant Price then in effect shall first be adjusted to eliminate the effects (if any) of the issuance (or deemed issuance) of such Option or Convertible Security on the Warrant Price and then readjusted as if such Option or Convertible Security had been issued on the date of such change with the terms in effect after such change, but only

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if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced.

     2.4. Treatment of Stock Dividends, Stock Splits, etc. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

     2.5. Computation of Consideration. For the purposes of this Section 2:

          (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration:

               (i) insofar as it consists of cash, be computed at the amount of cash paid for such Additional Shares of Common Stock, without deduction for any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale;

              (ii) insofar as it consists of property (including securities) other than cash actually received by the Company, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company;

             (iii) insofar as it consists neither of cash nor of other property, be computed as having no value; and

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              (iv)  in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i), (ii) and (iii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

     Whenever the Board of Directors of the Company shall be required to make a determination in good faith of any allocation or the fair value of any item under this Section 2.5(a), such determination may be challenged in good faith by the holder of any Warrant, and any dispute shall be resolved by an investment banking or appraisal firm of recognized national standing selected by the Company and acceptable to the holders of Warrants representing a majority of the number of shares of Common Stock issuable upon all such Warrants. The decision of such investment banking or appraisal firm shall be binding on the Company and all holders of Warrants. The fees and expenses of such investment bank or appraisal firm shall be borne one-half by the Company and one-half by the holders of the Warrants challenging such good faith determination.

          (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.3 hereof shall be deemed to have been issued for a consideration per share determined by dividing:

               (i) the total amount of cash and other property, if any, received and receivable by the Company as direct consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as determined in accordance with the instrument(s) and other documents relating thereto) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the

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          foregoing clause (a),

     by

              (ii) the maximum number of shares of Common Stock (as determined in accordance with the instrument(s) and other documents relating thereto) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

          (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4 hereof shall be deemed to have been issued for no consideration.

     2.6. Company Benefit Plans. No adjustment in the Warrant Price shall be made pursuant to this Section 2 in connection with the issuance or sale of Additional Shares of Common Stock, Options or Convertible Securities to employees or directors of, or consultants to, the Company or any of its subsidiaries in connection with their employment or their provision of services to the Company or any of its Subsidiaries; provided that: (i) such Additional Shares of Common Stock, Options or Convertible Securities are issued pursuant to stock based incentive plans or agreements approved by the Board of Directors and shareholders of the Company and (ii) immediately following the issuance of any such Additional Shares of Common Stock, Options and Convertible Securities the sum of (A) the total number of Additional Shares of Common Stock issued pursuant to this Section 2.6 or to which this Section 2.6 would have applied if this Warrant had been outstanding at the time of issuance thereof (including any shares of Common Stock issued upon exercise of any Options or Convertible Securities issued pursuant to this Section 2.6 or to which this Section 2.6 would have applied if this Warrant has been outstanding at the time of issuance of such Options or Convertible Securities) and (B) the maximum number of shares of Common Stock issuable upon exercise of any Options or Convertible Securities issued pursuant to this Section 2.6 or to which this Section 2.6 would have applied if this Warrant had been outstanding at the time of issuance of such Options and Convertible Securities that are still outstanding at the time of determination will not exceed 4,000,000 shares (subject to adjustment for any stock dividend, stock split, reverse split or similar combination or subdivision of the Common Stock subsequent

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to March 15, 1995).

    2.7. Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

    2.8. Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 2 would be less than one-tenth (1/10) of one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price.

    2.9. Shares Deemed Outstanding. For all purposes of the computations to be made pursuant to this Section 2, (i) there shall be deemed to be outstanding all shares of Common Stock issuable pursuant to the exercise of Options and conversion of Convertible Securities outstanding upon the Closing (including without limitation this Warrant, or any Options or Convertible Securities outstanding after the Closing and referred to in Section 2.6), but only to the extent that the exercise price of such Options or the conversion price of such Convertible Securities is less than or equal to the Market Price then in effect,
(ii) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.3 or 2.4 hereof, such Additional Shares shall be deemed to be outstanding if the result of such deemed issuance was a reduction in the Warrant Price then in effect (provided that if such reduction is subsequently reversed pursuant to Section 2.3(b) or (c), such Additional Shares of Common Stock shall thereafter no longer be deemed to be outstanding under this clause (ii)), (iii) treasury shares shall not be deemed to be outstanding and (iv) no adjustment shall be made in the Warrant Price upon the issuance of shares of Common Stock pursuant to Options and Convertible Securities so deemed to be outstanding, but this

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Section 2.9 shall not prevent other adjustments in the Warrant Price arising by virtue of such outstanding Options or Convertible Securities pursuant to the provisions of Section 2.3 hereof; provided, however, that, for purposes of calculating adjustments to the Warrant Price, there shall be deemed to be outstanding (subject to the limitations set forth in clauses (i) and (ii) above) immediately after giving effect to any issuance of shares of Common Stock, Options or Convertible Securities all shares of Common Stock issuable upon the exercise of Options and conversion of Convertible Securities then outstanding (including without limitation the Warrants) after giving effect to antidilution provisions contained in all such outstanding Options and Convertible Securities which cause an adjustment in the number of shares of Common Stock so issuable, either by virtue of such issuance of shares of Common Stock, Options or Convertible Securities or by virtue of the operation of such antidilution provisions.

    2.10. Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 2 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof (including, without limitation, the issuance of securities other than Common Stock which have the right to participate in distributions to the holders of Common Stock, or the granting of "phantom stock" rights or "stock appreciation rights"), then, in each such case, the holders of Warrants representing a majority of the number of shares of Common Stock issuable upon exercise of all such Warrants may appoint an independent investment bank or firm of independent public accountants reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein. The fees and expenses of such investment bank or independent public accountants shall be borne one-half by the Company and one-half by the holders of the Warrants requesting such opinion.

3. CONSOLIDATION, MERGER, ETC. In case the Company after the

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date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification to the extent that such capital reorganization or reclassification results in the adjustment in the Warrant Price as provided in Section 2.2 hereof), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time at or prior to the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation, for all Common Stock issuable upon such exercise immediately prior to such consummation in each case after giving effect to the resulting adjustment under Section 2 above), in lieu of the Common Stock issuable upon such exercise, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a stockholder of record of the Company with respect to such transaction.

4. NO IMPAIRMENT. The Company will not, by amendment of its articles of organization or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

5. REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the Warrant Price and/or in the shares of Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment

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in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2 hereof) on account thereof. The Company will forthwith mail a copy of each such report to the holder of this Warrant and will, upon the written request at any time of any holder of this Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its office maintained pursuant to Section 9.2(a) hereof and will cause the same to be available for inspection at such office during normal business hours by any holder of this Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

6. NOTICES OF CORPORATE ACTION. In the event of

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record

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
is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable at least 15 days prior to the date therein specified.

7. RESTRICTIONS ON TRANSFER.

    7.1. Restrictive Legends. Except as otherwise permitted by this Section 7, each certificate for Common Stock issued upon the exercise of any Warrant, each certificate issued upon the direct or indirect transfer of any such Common Stock, each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 9 hereof shall be transferable only upon satisfaction of the conditions specified in this Section 7 and shall be stamped or otherwise imprinted with legends in substantially the form appearing at the beginning of this Warrant.

    7.2. Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any Restricted Securities, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 7.2. Each such notice shall describe the manner and relevant circumstances of the proposed transfer. If in the opinion of counsel for the holder, which opinion is reasonably acceptable to the Company and its counsel, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company.

    7.3. Termination of Restrictions. Except as set forth in

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

the proviso to this sentence, the restrictions imposed by this Section 7 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such Restricted Securities shall have been effectively registered under the Securities Act, or (b) when, in the opinion of counsel for the holder thereof, which opinion is reasonably acceptable to the Company and its counsel, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever any restrictions on transferability imposed by this Section 7 shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legend or legends required by Section 7.1 hereof.

8. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock from time to time issuable upon exercise of this Warrant. All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof. At any such time as the Common Stock is listed on any national securities exchange or NASDAQ, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or NASDAQ, upon official notice of issuance, the shares of Common Stock issuable upon exercise of this Warrant and maintain the listing of such shares after their issuance.

9. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

    9.1. Ownership of Warrants. The Company may treat the person in whose name this Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 9.2(a) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary.

    9.2. Office; Transfer and Exchange of Warrants.

         (a) The Company will maintain an office (which may be an agency maintained at a bank) at 100 Beaver Street, Waltham, MA 02154 where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at until such time as the Company shall notify the holder of this Warrant of any change of location of such office.

         (b) The Company shall cause to be kept at its office maintained pursuant to Section 9.2(a) hereof a register for the registration and transfer of this Warrant. The name and address of the holder of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such register.

         (c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 9.2(a) hereof, the Company at its expense will (subject to compliance with Section 7 hereof, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

    9.3. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 9.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

    9.4. Division or Combination. This Warrant may be divided or combined with other Warrants upon presentation hereof at the office of the Company maintained pursuant to Section 9.2(a) hereof, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

10. DIVIDENDS. In the event that the Company at any time or from time to time after March 20, 1995 shall declare, order, pay or make a dividend or distribution in respect of its Common Stock, whether payable in cash, evidences of indebtedness or other securities or property (other than a stock dividend subject to the provisions of Section 2.4 above), then upon any exercise of this Warrant the Company shall pay to the holder hereof the amount of cash, and shall deliver to the holder hereof in kind the evidences of indebtedness, securities or other property, that would have been payable or deliverable with respect to each share of Common Stock being purchased upon such exercise (including, in the event of a conversion of this Warrant pursuant to Section 1.1.2 above, any shares of Common Stock being subtracted from the number of shares that would otherwise be issuable upon exercise hereof) if such shares of Common Stock had been outstanding as of the record date for such dividend or distribution. In connection with the delivery to the holder hereof of any such evidences of indebtedness, securities or other property, the Company shall also pay or deliver to such holder any interest, dividends or other payments that the holder of this Warrant would have received had such holder continuously held such evidences of indebtedness, securities or other property from the date of the related dividend payment or distribution until the date of exercise of this Warrant.

11. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

    Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2.3 or 2.4 hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than the shares of Common Stock issued upon the exercise of this Warrant.

    Closing: The time of the closing of the purchase by the Investor of this Warrant and 850,000 shares of the Common Stock of the Company as provided in that certain Stock and Warrant Purchase Agreement dated as of March 20, 1995 between the Company and the Investor.

    Common Stock: As defined in the introduction to this Warrant, such term includes any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock. Common Stock will include any stock and other securities of the Company or any other Person which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock pursuant to
Section 3 hereof or otherwise.

    Company: Genome Therapeutics Corp., a Massachusetts corporation.

    Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

    Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 30 trading days, ending on such date, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

    Expiration Date: As defined in the introduction to this Warrant.

    Investors: Those persons identified as investors on Schedule I hereto.

    Market Price: On any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or
(d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of the date as of which the determination is to be made; provided that such determination of fair value may be challenged in good faith by the holder of any Warrant, and any dispute shall be resolved by an investment banking or appraisal firm of recognized national standing selected by the Company and acceptable to the holders of Warrants representing a majority of the number of shares of Common Stock issuable upon all such Warrants. The decision of such investment banking or appraisal firm shall be binding on the Company and all holders of Warrants. The fees and expenses of such investment bank or appraisal firm shall be borne one-half by the Company and one-half by the holders of the Warrants challenging such good faith determination.

    NASD: The National Association of Securities Dealers, Inc.

    Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

    Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

    Restricted Securities: All of the following: (a) any Warrant bearing the applicable restricted securities legend referred to in Section 7.1 hereof, (b) any shares of Common Stock which have been issued upon the exercise of any Warrant and which are evidenced by a certificate or certificates bearing the applicable restricted securities legend referred to in such Section, (c) unless the context otherwise requires, any shares of

Common Stock which are at the time issuable upon the exercise of any Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable restricted securities legend referred to in such Section.

    Securities Act: The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder of the Securities and Exchange Commission or any successor federal agency, all as the same shall be in effect at the time.

    Warrant Price: As defined in Section 2.1 hereof.

    Warrants: This Warrant and any warrant of like tenor issued pursuant to the Purchase Agreement, upon partial exercise of any such Warrant in accordance with
Section 1.3 hereof, upon transfer or exchange of any such Warrant in accordance with Section 9.2 hereof or upon replacement of any such Warrant in accordance with Section 9.3 hereof.

12. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

13. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (x) actually delivered at said address (evidenced in the case of a telex by receipt of the correct answerback) or (y) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (a) if to any holder of this Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 9.2(a) hereof; or (b) if to the Company, to the attention of its President at its office maintained pursuant to Section 9.2(a) hereof; provided, however, that the exercise of this Warrant shall be effective in the manner provided in

Section 1 hereof.

                 [Remainder of page intentionally left blank].

14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of The Commonwealth of Massachusetts. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, GENOME THERAPEUTICS CORP. has caused this Common Stock Purchase Warrant to be signed by its duly authorized officer under its corporate seal.

                                       GENOME THERAPEUTICS CORP.



                                       By:
                                          --------------------------------------
                                          Title:

                                   Schedule I
                                List of Investors

PURCHASER                                             WARRANTS
Biotechnology Value Fund, L.P                          313,788
One Sansome Street
San Francisco, CA

Investment 10 L.L.C                                    134,484
333 W. Wacker Dr. #1600
Chicago, IL 60606

Biotech 1 Investment L.L.C                                   0
333 W. Wacker Dr. #1600
Chicago, IL 60606

Biotech 2 Investment L.L.C                             448,272
333 W. Wacker Dr. #1600
Chicago, IL 60606

Four Partners                                          111,108
667 Madison Ave
New York, NY

Julian Baker                                            12,348
667 Madison Ave
New York, NY
                                                     ---------
TOTAL:                                               1,020,000

                             FORM OF EXERCISE NOTICE

                 [To be executed only upon exercise of Warrant]

To GENOME THERAPEUTICS CORP.

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________(1) shares of the Common Stock covered by the within Warrant and herewith makes payment in full therefor of $_____ per share or $_______ in the aggregate, and requests that the certificates for such shares be issued in the name of, and delivered to
       , whose address is


Dated:
                                       -----------------------------------------
                                                        (Name)

                                       -----------------------------------------
                                                        (Title)

                                       -----------------------------------------
                                                     (Corporation)

                                       -----------------------------------------
                                                   (Street Address)


--------------
     (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment in the number of shares (or securities, cash or property) to be delivered upon exercise pursuant to the adjustment provisions of this Warrant. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                       -----------------------------------------
                                       (City)   (State)          (Zip Code)

                            FORM OF CONVERSION NOTICE

                [To be executed only upon conversion of Warrant]


To GENOME THERAPEUTICS CORP.

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to __________(1) shares of the Common Stock covered by the within Warrant which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be
issued in the name of, and delivered to      , whose address is


Dated:
                                       -----------------------------------------
                                                         (Name)

                                       -----------------------------------------
                                                         (Title)

                                       -----------------------------------------
                                                       (Corporation)

                                       -----------------------------------------
                                                     (Street Address)

                                       -----------------------------------------
                                       (City)   (State)         (Zip Code)


--------------
     (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment in the number of shares (or securities, cash or other property) to be delivered upon conversion pursuant to the adjustment provisions of this Warrant. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto the right represented by such Warrant to purchase __________(1) shares of Common Stock of GENOME THERAPEUTICS CORP. to which such Warrant relates, and appoints Attorney to make such transfer on the books of GENOME THERAPEUTICS CORP. maintained for such purpose, with full power of substitution in the premises.

Dated:
                                       -----------------------------------------
                                                    (Street Address)

                                       -----------------------------------------
                                       (City)  (State)           (Zip Code)

Signed in the presence of:
                                       -----------------------------------------
                                                         (Name)

--------------------------             -----------------------------------------
                                                         (Title)

                                       -----------------------------------------
                                                      (Corporation)

--------------
     (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment in the number of shares (or securities, cash or other property) to be delivered upon assignment pursuant to the adjustment provisions of this Warrant. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the Warrant, to the holder surrendering the Warrant.